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                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the EqualNet Holding Corp. Non-Employee Director Stock Option Plan of our report dated August 23, 1995, with respect to the consolidated financial statements of EqualNet Holding Corp. included in its Annual Report (Form 10-K) for the year ended June 30, 1995, filed with the Securities and Exchange Commission.




                                             /s/ ERNST & YOUNG LLP

                                             Ernst & Young LLP

Houston, Texas
May 22, 1996